Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events
26.	SUBSEQUENT EVENTS
Acquisition of YY Live
In November 2020, the Company entered into definitive agreements with JOYY Inc. (“JOYY”), subsequently amended in February 2021, to acquire JOYY’s domestic video-based entertainment live streaming business in China (“YY Live”) for total cash consideration of US$3.3 billion (equivalent to approximately RMB21,532 million), subject to certain adjustments, as well as contingent cash consideration of up to US$300
m
illion (equivalent to approximately RMB2.0 billion) if certain performance conditions are met post-acquisition. The acquisition has been substantially completed, with certain customary matters remaining to be completed in the near future.
The transaction will be accounted for as a business combination. The initial accounting for the business combination is incomplete as the Company is still in the process of measuring the fair value of the consideration transferred, identifiable intangible assets and other assets and liabilities to be recognized upon acquisition, including deferred tax liabilities. Based on information available at this time, the Company determined a preliminary purchase price allocation based on the following provisional amounts: total consideration transferred of RMB22.1 billion which is mainly allocated to intangible assets of RMB6.8 billion, deferred tax liabilities of RMB1.0 billion, and resulting provisional goodwill of RMB16.2 billion, respectively.
iQIYI 2026 Notes and follow-on public offering of ADSs of iQIYI
In connection with the issuance of the iQIYI 2026 Convertible Notes on December 21, 2020, an additional US$100 million of principal amount was issued on January 8, 2021 pursuant to the underwriters’ exercise of their option to purchase additional notes. The net proceeds received by iQIYI for this additional issuance was US$98 million (equivalent to RMB641 million).
In connection with iQIYI’s follow-on offering on December 21, 2020, the underwriters had partially exercised their option to purchase additional ADSs of iQIYI. The net proceeds received by iQIYI for this issuance of additional Class A ordinary shares was US$78 million (equivalent to RMB510 million).
Unsecured US$ floating rate term loan and revolving loan of the Company
In February 2021, the Company entered into a non-binding term sheet for a term and revolving facility with a group of five mandated lead arrangers, bookrunners and underwriters, pursuant to which we plan to borrow an unsecured US$ denominated floating rate term loan of US$1.5 billion with a term of 5 years and to borrow an unsecured US$ denominated revolving loan of US$1.5 billion for 5 years. The facility is intended for our general working capital use.